Subsequent Events	12 Months Ended
Dec. 31, 2020
Subsequent Events [Abstract]
SUBSEQUENT EVENTS
27.	SUBSEQUENT EVENTS

In connection with the issuance of the 2026 Notes on December 21, 2020, an additional US$100,000 principal amount was issued on January 8, 2021 pursuant to the underwriters’ exercise of their option to purchase additional notes. The net proceeds received by the Company for this issuance of 2026 Notes was US$98,250 (equivalent to RMB641,081).

In connection with the follow-on offering on December 21, 2020, 32,163,292 Class A ordinary shares (4,594,756 ADS equivalent) were issued on January 8, 2021 pursuant to the underwriters’ partial exercise of their option to purchase additional ADSs. The net proceeds received by the Company for this issuance of additional Class A ordinary shares was US$78,197 (equivalent to RMB510,235).